SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                 CONSYGEN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
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0-11.

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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        4)       Date Filed:
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                                 CONSYGEN, INC.

  Notice of Special Meeting in Lieu of the 1997 Annual Meeting of Stockholders

                                November 20, 1997


To the Stockholders:

         A Special Meeting in Lieu of the 1997 Annual Meeting of the Stockholders of CONSYGEN, INC. will be held on Thursday, November 20, 1997, at 3:00 P.M. at The Grace Inn at Ahwatukee, 10831 S. 51st St., Phoenix, AZ 85044, for the following purposes:

         1. To elect a Board of three Directors, to serve until the next annual meeting of stockholders and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.

         2. To consider and act upon any other business which may properly come before the meeting.

         The Board of Directors has fixed the close of business on September 28, 1997 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                          By Order of the Board of Directors



                                         Leslie F. Stewart
                                         Secretary

Phoenix, Arizona
October 15, 1997








                                 CONSYGEN, INC.
                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ConSyGen, Inc. (the "Company") for use at a Special Meeting in Lieu of the 1997 Annual Meeting of Stockholders, to be held on Thursday, November 20, 1997, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is October 15, 1997.

         If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

         The holders of a majority in interest of all common stock, par value $.003 per share ("Common Stock") issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of nominees for Director will be decided by a majority vote of the Common Stock entitled to vote at the meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders, other than election of directors. Abstentions and "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The Company will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

         The Company's principal executive offices are located at 10201 S. 51st Street, Suite 140, Phoenix, Arizona 85044 and its telephone number is (602) 496-4545.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on September 28, 1997 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 13,909,831 shares of Common Stock. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.


                                       1




                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Three Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the three nominees named below. If any of such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. No nominee is related to any other nominee or to any executive officer of the Company or its subsidiaries, except for Leslie F. Stewart and Robert L. Stewart. Robert L. Stewart, Chairman of the Board, is the father of Leslie F. Stewart, Secretary and Director of the Company.


                                      YEAR FIRST
                                       ELECTED A   POSITION WITH THE COMPANY OR PRINCIPAL
NAME OF NOMINEE              AGE       DIRECTOR    OCCUPATION DURING THE PAST FIVE YEARS
---------------              ---       --------    -------------------------------------

Robert L. Stewart             78         1996      Mr.  Stewart  is  Chairman  of the Board of the  Company  and the
                                                   Company's  wholly-owned  subsidiary,  ConSyGen,  Inc., an Arizona
                                                   corporation    (f/k/a    International    Data   Systems   Corp.)
                                                   ("ConSyGen-Arizona").  He has  served  in  this  capacity  at the
                                                   Company since its  acquisition of  ConSyGen-Arizona  in September
                                                   1996,   and  at   ConSyGen-Arizona   since  1980.   Mr.   Stewart
                                                   previously  served as President  and Chief  Executive  Officer of
                                                   ConSyGen-Arizona   from  1980  until  January  15,  1997  and  as
                                                   President  and Chief  Executive  Officer of the Company  from the time of its  acquisition  of  ConSyGen-Arizona  in September 1996 until January 15, 1997.

Ronald I. Bishop              60         1997      Mr. Bishop has served as President,  Chief Executive  Officer and
                                                   a  member  of  the  Board  of   Directors   of  the  Company  and
                                                   ConSyGen-Arizona  since January 15, 1997.  From September 1986 to
                                                   January  1,  1995,  Mr.  Bishop  served  as  Vice  President  and
                                                   Director of Operations of Motorola  Computer  Group for Asia, and
                                                   from  January 2, 1995 to January 3, 1997,  he served as President and Director of Operations for Motorola  Computer Group for South
                                                   America.

Leslie F. Stewart             43         1996      Mr.  Stewart  is the  Secretary  and a  member  of the  Board  of
                                                   Directors of the Company and  ConSyGen-Arizona.  He has served in
                                                   these   capacities  at  the  Company  since  its  acquisition  of
                                                   ConSyGen-Arizona in September 1996 and at ConSyGen-Arizona  since
                                                   1985.


MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended May 31, 1997, the Board of Directors met informally many times, but all actions were taken by unanimous written consent.

COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended May 31, 1997, the Company did not have any standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions.




                                       2





         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of September 22, 1997 certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors, (iii) each of the executive officers of the Company; and (iv) all directors and executive officers as a group. This information is based upon information received from or on behalf of the named individual. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

                                                           AMOUNT AND
                                                           NATURE OF
                   NAME OF                                 BENEFICIAL                         PERCENT OF
              BENEFICIAL OWNER                             OWNERSHIP                             CLASS
              ----------------                             ---------                             -----

              Robert L. Stewart                           7,722,000(1)                          55.51%

              Leslie F. Stewart                               -0-                                    *

              Ronald I. Bishop                             557,250(2)                            3.85%

             Jeffrey R. Richards                           213,500(3)                            1.52%

         All executive officers and
            directors as a group
                 (4 persons)                               8,492,750                            58.09%

             Trinidad Cranbourne                           1,000,000                             7.19%


--------------------------
*  Less than one percent

(1) 6,722,000 of such shares are owned of record by The Loreto F. Stewart & Robert L. Stewart Family Trust, a trust of which Robert L. Stewart is the sole trustee. The remaining 1,000,000 shares are owned of record by an entity which is controlled by Robert L. Stewart. Mr. Stewart shares voting and investment power with respect to such 1,000,000 shares.

(2) Includes 556,250 shares of Common Stock which Mr. Bishop has the right to purchase upon exercise of outstanding options, exercisable within 60 days.

(3) Includes 125,000 and 30,000 shares of Common Stock which Mr. Richards has the right to purchase upon exercise of outstanding options and warrants, respectively, exercisable within 60 days.




                                      3






CHANGES IN CONTROL OF THE COMPANY

         On September 5, 1996, the Company acquired all the issued and outstanding capital stock of ConSyGen-Arizona (the "Acquired Company"), from the stockholders of such corporation, including Robert L. Stewart, who was then the controlling stockholder of the Acquired Company. As a result, the Acquired Company became a wholly-owned subsidiary of the Company. The Acquired Company is engaged in the business of rendering automated software conversion services, and its assets consist primarily of proprietary software conversion technology. The Company intends to continue to use the assets of the Acquired Company to render automated software conversion services. In connection with the acquisition of the Acquired Company, the Company issued an aggregate 13,125,000 shares of its Common Stock, of which 9,275,000 shares were issued to the stockholders of the Acquired Company. The number of shares issued to the stockholders of the Acquired Company in connection with the acquisition was based upon a determination by the Board of Directors of the Company as to the fair market value of the business of the Acquired Company. For accounting purposes, the transaction was treated as a recapitalization of the Acquired Company, with the Acquired Company being treated as the acquiror ("reverse acquisition").

         In connection with the acquisition, the stockholders of the Acquired Company surrendered 9,275,000 shares of common stock, being all the issued and outstanding capital stock of the Acquired Company, of which 8,187,000 shares were surrendered by Robert L. Stewart, the former controlling stockholder of the Acquired Company, who, in connection with the acquisition, acquired control of the Company. The basis of the controlling stockholder's control of the Company is the percentage of the issued and outstanding voting securities of the Company beneficially owned by such person. Immediately following the acquisition, the former stockholders of the Acquired Company beneficially owned in the aggregate approximately 69% of the issued and outstanding voting securities of the Company, including 8,187,000 shares owned beneficially by Mr. Stewart (now the controlling stockholder of the Company), which represented approximately 61% of the issued and outstanding voting securities of the Company. As disclosed above, Mr. Stewart currently is the beneficial owner of approximately 55.51% of the issued and outstanding voting securities of the Company. Carl H. Canter was the former controlling stockholder of the Company. Mr. Canter relinquished control of the Company in connection with the acquisition.




                                       4






                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's Executive Officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries for the Company's last three fiscal years.




                                              SUMMARY COMPENSATION TABLE
                                                 ANNUAL COMPENSATION


                                                            OTHER          LONG-TERM      SECURITIES
      NAME AND           YEAR      SALARY     BONUS        ANNUAL        COMPENSATION     UNDERLYING       ALL OTHER
PRINCIPAL POSITION(1)    ENDED       ($)        ($)     COMPENSATION        AWARDS       OPTIONS(#)(2)  COMPENSATION(3)
---------------------    -----       ---        ---     ------------        ------       -------------  ---------------

Ronald I. Bishop        5/31/97    $26,250      --           --               --            400,000           --
  President & CEO

Robert L. Stewart       5/31/97    $65,250      --           --               --              --              --
  Former President &
  CEO

Carl H. Canter          5/31/97      --         --           --               --              --              --
  Former President &    5/31/96      --         --           --               --              --            $36,000
  CEO                   5/31/95      --         --           --               --              --            $36,000

         ---------------

(1) Mr. Bishop has served as President and CEO of the Company since January 15, 1997. Mr. Stewart served as President and CEO of the Company from September 5, 1996, the date the Company acquired ConSyGen-Arizona, through January 15, 1997. Mr. Canter served as President and CEO of the Company until September 4, 1996.

(2) Options were granted under the 1997 Amended and Restated Non-Qualified Stock Option Plan.

(3) Represents amounts accrued by the Company and payable to The Canter Corporation, a consulting firm controlled by Mr. Canter, for consulting services provided by The Canter Corporation to the Company. In connection with the acquisition, The Canter Corporation forgave this indebtedness.

STOCK OPTION PLANS

         The following tables set forth certain information with respect to the stock options granted to the named executive officers during the fiscal year ended May 31, 1997 and the aggregate number and value of options exercisable and unexercisable held by the named executive officers at the end of such fiscal year.





                                       5






                                    OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
                        --------------------------------------------------------
                                                                                         POTENTIAL
                                                                                      REALIZABLE VALUE
                          NUMBER OF                                                      AT ASSUMED
                         SECURITIES      % OF TOTAL                                   ANNUAL RATES OF
                         UNDERLYING       OPTIONS                                       STOCK PRICE
                           OPTIONS       GRANTED TO     EXERCISE                      APPRECIATION FOR
                         GRANTED(1)     EMPLOYEES IN      PRICE      EXPIRATION       OPTION TERM (2)
NAME                         (#)        FISCAL YEAR      $/SHARE        DATE        5% ($)       10%($)
----                         ---        -----------      -------        ----        ------       ------

Ronald I. Bishop,          400,000         19.00%         8.875        3/18/07    $2,232,576   $5,657,786
  President and CEO

         ------------

(1)      Options are immediately exercisable as of the date of grant.

(2) The 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.


                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES
                                          SHARES        VALUE      UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                        ACQUIRED ON    REALIZED      OPTIONS AT 5/31/97     IN-THE-MONEY OPTIONS AT 5/31/97($)
NAME                                    EXERCISE (#)    ($)(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(2)
----                                    ------------    ------    -------------------------    ----------------------------

Ronald I. Bishop,                            --           --              400,000/0                  $1,850,000/0
  President and CEO

-----------

(1) The "value realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares on the date of exercise over the exercise price). However, because the executive officers may keep the shares they acquired upon the exercise of the options (or sell them at a different price), these amounts do not necessarily reflect cash realized upon the sale of those shares.

(2) Based on the excess of the last sale price of the Company's Common Stock on June 2, 1997, as quoted on the National Association of Securities Dealers' OTC Bulletin Board ($13.50), over the option exercise price ($8.875).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended May 31, 1997, the Company did not have a compensation committee, and all deliberations concerning executive officer compensation and all determinations with respect thereto were made by the Company's Board of Directors, consisting of Robert L. Stewart, Ronald I. Bishop and Leslie F. Stewart. Ronald I. Bishop and Leslie F. Stewart are also executive officers of the Company.



                                       6







           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

       For the fiscal year ended May 31, 1997, the compensation of the Company's executive officers was determined by the Board of Directors.

       The objective of the Board with respect to executive compensation is to provide a level of total compensation that allows the Company to attract and retain superior talent, to achieve its business objectives, and to align the financial interests of the executive officers with the stockholders of the Company. To that end, the Board has implemented and will continue to implement a compensation strategy that includes a competitive salary and substantial equity-based incentive compensation.

       In its deliberations with respect to the compensation for the Company's Chief Executive Officer and the other executives, the Board considers the past performance of the officers, their level of responsibilities, overall performance with the Company, and the Board's view of the level of compensation necessary to attract and retain talented individuals. The Board assigns no particular weight to any one factor, and views the deliberations as an exercise of subjective judgment on the part of the Board.

       The executive officers of the Company are eligible to receive options under the Company's 1996 Non-Qualified Stock Option Plan and the Company's 1997 Amended and Restated Non-Qualified Stock Option Plan. The purpose of these plans is to provide equity-based incentive compensation based on the long-term appreciation in value of the Company's Common Stock and to promote the interests of the Company and its stockholders by encouraging greater management ownership of the Company's Common Stock. Most of the options granted or to be granted under these stock option plans vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employees and the Company. For the fiscal year ended May 31, 1997, options to purchase 650,000 shares were issued to executive officers of the Company.

COMPENSATION OF RONALD I. BISHOP, PRESIDENT AND CHIEF EXECUTIVE OFFICER

       The Board of Directors established the compensation of Ronald I. Bishop, President and Chief Executive Officer of the Company for the fiscal year ended May 31, 1997, using the same criteria that were used to determine the compensation of other executive officers, as described above. From January 15, 1997 through May 31, 1997, Mr. Bishop received a salary of $26,250, or an annualized salary of $63,000. The Board of Directors set Mr. Bishop's salary at the minimum level of income appropriate for his position and granted him stock options such that his total compensation would be comparable to others in similar industries.

       The foregoing report has been approved by all members of the Board of Directors.

                                                              BOARD OF DIRECTORS

                                                              Robert L. Stewart

                                                              Ronald I. Bishop

                                                              Leslie F. Stewart


                                       7







                          COMPARATIVE PERFORMANCE GRAPH

       The following performance graph and table compare the cumulative total return to shareholders of the Company's Common Stock with the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a peer group (the "Peer Group") consisting of companies in the Nasdaq Industry Group whose primary business is computer and data processing. It should be noted that the companies in the Peer Group are not perfectly comparable to the Company. Certain of the companies may be larger or smaller than the Company.

       The graph and the table assume $100.000 was invested on September 10, 1996 in each of the Company's Common Stock, the S&P 500 Index and the Peer Group. The 1997 cumulative returns were as follows: ConSyGen, Inc., $172.656, S&P 500 Index, $129.872 and Peer Group, $132.445.


                         [PERFORMANCE GRAPH SHOWN HERE]


                       COMPARISON OF CUMULATIVE RETURNS(1)

                                   BASE PERIOD            MEASUREMENT PERIOD
     COMPANY NAME/INDEX         SEPTEMBER 10, 1996           MAY 31, 1997
     ------------------         ------------------           ------------
     ConSyGen, Inc.                  100.000                   172.656
     Peer Group                      100.000                   132.445
     S&P 500 Index                   100.000                   129.872

-------------------

(1) As described above under the caption "Changes in Control of the Company", on September 5, 1996, the Company acquired ConSyGen-Arizona (the "Acquisition"). Prior to the Acquisition, the Company had no assets or operations and there was no public trading of the Company's Common Stock. Consequently, quotations for the Company's Common Stock were not available prior to the Acquisition. On September 10, 1996, subsequent to the Acquisition, the Company's Common Stock began trading and quotations were available on the National Association of Securities Dealers' OTC Bulletin Board.



                                       8








                  CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

         Reference is made to the disclosure contained in this Proxy Statement under the caption "Changes in Control of the Company" in which the Company's acquisition of ConSyGen-Arizona is described.

       At December 31, 1995, Robert L. Stewart, then Chairman and President of ConSyGen-Arizona, had advanced an aggregate of $859,000 to ConSyGen-Arizona on an as-needed basis to fund its continuing operations. These advances were unsecured, non-interest bearing and had no stated maturity. In June 1996, ConSyGen-Arizona issued 700,000 shares of its Common Stock to The Loreto F. Stewart and Robert L. Stewart Family Trust, a trust of which Mr. Stewart is the sole trustee (the "Trust"), in satisfaction of $350,000 of the indebtedness to Mr. Stewart. Leslie F. Stewart, Robert L. Stewart's son and Secretary and
Director of the Company, is a beneficiary of the Trust. The shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance. Further, in June 1996, Robert L. Stewart forgave an additional $350,000 of indebtedness of ConSyGen-Arizona owed to him, without additional consideration. During 1996, cash principal payments were made to Robert L. Stewart in the amount of $16,000. During the five months ended May 31, 1997, additional cash principal payments were made in the amount of $5,000. At May 31, 1997, the Company was indebted to Mr. Stewart in the amount of $139,000.

       In June 1996, ConSyGen-Arizona issued an aggregate of 1,777,006 shares of Common Stock to the Trust in consideration of services rendered by Mr. Stewart to ConSyGen-Arizona from its inception through the date of issuance. These shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance.

       In August 1996, the Company issued 400,000 shares of Common Stock to The Canter Corporation for services rendered. The Canter Corporation is controlled by Carl H. Canter, who was at the time of issuance the President of the Company. These shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance.

       In May 1997, the Trust sold 300,000 shares of Common Stock in a private sale. In connection with such transaction, the Company agreed to use its best efforts to register such shares for resale by the purchasers under the Securities Act of 1933, as amended (the "Securities Act"), within 120 days of the closing of the sale. The Company had previously obligated itself to file a registration statement under the Securities Act with respect to other previously issued shares. It is the Company's intention to register the shares sold by the Trust on the registration statement which the Company was already obligated to file.

                       APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors has appointed Wolinetz, Gottlieb & Lafazan, P.C. as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended May 31, 1997.

       A representative of Wolinetz, Gottlieb & Lafazan, P.C. is expected to be present at the meeting and will have the opportunity to respond to appropriate questions.





                                       9







             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons owning more than 10% of the outstanding Common Stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").
Executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended May 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with, except as follows: Mr. Robert
L. Stewart, Chairman of the Board, Mr. Leslie F. Stewart, Secretary and a Director of the Company, Mr. Jeffrey Richards, an executive vice president of the Company, and The Loreto F. Stewart and Robert L. Stewart Family Trust, a 10% beneficial owner, each filed a Form 3, Initial Statement of Beneficial Ownership, after the due date of such form. In addition, Mr. Richards filed a Form 4, Statement of Changes of Beneficial Ownership of Securities, after the due date of such form.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

       Under regulations adopted by the SEC, any proposal submitted for inclusion in the Company's proxy materials relating to the Annual Meeting of Stockholders to be held in 1998 must be received at the Company's principal executive offices in Phoenix, Arizona on or before July 12, 1998. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                  OTHER MATTERS

         Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                           INCORPORATION BY REFERENCE

       To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Report of the Board of Directors on Executive Compensation Committee" and "Comparative Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                   10-K REPORT

         THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MAY 31, 1997, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST




                                       10







SHOULD BE SENT TO KENNETH HARVEY, CONSYGEN, INC., 10201 S. 51ST STREET, SUITE 140, PHOENIX, ARIZONA 85044.

                                 VOTING PROXIES

         The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.
                                       By order of the Board of Directors


                                       Leslie F. Stewart, Secretary
Phoenix, Arizona
October 15, 1997





                                       11








|X|       PLEASE MARK VOTES
          AS IN THIS EXAMPLE





                                                                          WITHHOLD
                                                                         AUTHORITY      FOR ALL
                                                             FOR ALL      FROM ALL       EXCEPT
                                                            NOMINEES      NOMINEES

----------------                   1.  Election of
CONSYGEN, INC.                         Directors:             [ ]           [ ]           [ ]
----------------
                                   NOMINEES:

                                   Robert L. Stewart
                                   Ronald I. Bishop
          RECORD DATE SHARES:      Leslie F. Stewart


                                    (Instructions:  To withhold Authority to vote for any individual, mark the
                                    "For All Except" box and write that person's name in the space provided below.)

                                     ------------------------------------------------

                                   2.  In their  discretion,  the  proxies are  authorized  to vote upon such other business as may properly come before the meeting.

                                   Mark box at right if you plan to attend the Meeting in person.        [ ]

                                   Mark box at right if an address  change or comment has been
                                   noted on the reverse side of this card.                               [ ]


Please be sure to sign and date this Proxy.  DATE:___________

-------------------------------------------------------------

Stockholder sign here
-------------------------------------------------------------

Co-owner sign here
-------------------------------------------------------------



DETACH CARD                                                          DETACH CARD


                                 CONSYGEN, INC.

         Dear Stockholder:

         Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the Special Meeting in Lieu of the 1997 Annual Meeting of Stockholders to be held on November 20, 1997.

         Thank you in advance for your prompt consideration of these matters.

                                              Sincerely,

                                              ConSyGen, Inc.









                                 CONSYGEN, INC.

      SPECIAL MEETING IN LIEU OF THE 1997 ANNUAL MEETING OF STOCKHOLDERS -
                               NOVEMBER 20, 1997

The undersigned hereby appoints Robert L. Stewart and Ronald I. Bishop, and each of them acting singly, with full power of substitution, proxies to represent the undersigned at the Special Meeting in Lieu of the 1997 Annual Meeting of Stockholders of CONSYGEN, INC. to be held November 20, 1997 at 3:00 p.m. at The Grace Inn at Ahwatukee, 10831 S. 51st St., Phoenix, Arizona, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of CONSYGEN, INC. standing in the name of the undersigned upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and upon such other business as may properly come before the Meeting.

THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF DIRECTORS, ALL AS SET FORTH IN THE PROXY STATEMENT.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

 -------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


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